UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2021

TEXAS PACIFIC LAND CORPORATION
(Exact name of Registrant as Specified in its charter)

Delaware	001-39804	75-0279735
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 2900 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

214-969-5530

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 11, 2021, Texas Pacific Land Trust (“TPL Trust”) completed its previously announced plan to reorganize TPL Trust into Texas Pacific Land Corporation (the “corporate reorganization”), a corporation formed and existing under the laws of the State of Delaware (“TPL Corporation,” “we,” “us” or “our”). To implement the corporate reorganization, TPL Trust and TPL Corporation entered into agreements and undertook and caused to be undertaken a series of transactions to effect the transfer to TPL Corporation of all of TPL Trust’s assets, employees, liabilities and obligations (including investments, property and employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after the corporate reorganization. The agreements entered into include a contribution agreement between TPL Trust and TPL Corporation (the “Contribution Agreement”).

Prior to the market opening on January 11, 2021, TPL Trust distributed all of the shares of common stock, par value $0.01, of TPL Corporation (the “Common Stock”) to holders of sub-share certificates in certificates of proprietary interest, par value of $0.03-1/3, of TPL Trust, on a pro rata, one-for-one, basis in accordance with their interests in TPL Trust (the “distribution”). As a result of the distribution, TPL Corporation is now an independent public company and the Common Stock is listed under the symbol “TPL” on the New York Stock Exchange.

A summary of the material terms of the Contribution Agreement can be found in our information statement, dated December 31, 2020, which was included as Exhibit 99.1 to our Current Report on Form 8-K filed on December 31, 2020 (the “Information Statement”), under the heading entitled “Certain Relationships and Related Person Transactions—Material Agreements of TPL Corporation—Contribution Agreement.” Such summary is incorporated herein by reference.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Items 1.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

Items 1.01 and 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

TPL Corporation’s Registration Statement on Form 10 (File No. 001-39804), initially publicly filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 14, 2020 and subsequently amended, was declared effective by the SEC on December 31, 2020. On such date, the members of the Board of Directors of TPL Corporation (the “Board”) consisted of John R. Norris III and David E. Barry. On January 11, 2021, prior to the distribution, the size of the Board was increased to consist of nine directors and was divided into three classes.

The directors designated as “Class I” directors have terms expiring at the first annual meeting of stockholders following the distribution, which TPL Corporation expects to hold in 2021. The directors designated as “Class II” directors have terms expiring at the second annual meeting of stockholders following the distribution, which TPL Corporation expects to hold in 2022. The directors designated as “Class III” (together with Class I, and Class II, the “Classes”) directors have terms expiring at the third annual meeting of stockholders following the distribution, which TPL Corporation expects to hold in 2023. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director holding office until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier, death, resignation, disqualification or removal.

Immediately following the distribution, Barbara J. Duganier, Tyler Glover and Dana F. McGinnis were appointed to the Board to serve as directors in Class I; Donna E. Epps, General Donald G. Cook, USAF (Ret.) and Eric L. Oliver were appointed to the Board to serve as directors in Class II; and Murray Stahl was appointed to the Board to serve as a director in Class III, with John R. Norris III and David E. Barry.

In connection with the corporate reorganization, an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee were established as committees of the Board. The following table sets forth, for those persons who serve as directors, committee appointments, committee chair appointments, Class designations, and appointments as Co-Chairs of the Board, effective immediately following the distribution.

Name	Class	Committee Appointments
Barbara J. Duganier	I	Audit Committee Compensation Committee*
Tyler Glover	I
Dana F. McGinnis	I	Compensation Committee
Donald G. Cook	II	Compensation Committee Nominating and Corporate Governance Committee*
Donna E. Epps	II	Audit Committee* Nominating and Corporate Governance Committee
Eric L. Oliver	II	Audit Committee
David E. Barry†	III
John R. Norris III†	III
Murray Stahl	III	Nominating and Corporate Governance Committee

*	Committee Chair
†	Board Co-Chair

Additional information regarding the appointment of Messrs. McGinnis, Oliver and Stahl to the Board can be found in the Information Statement under the headings entitled “Directors—Board of Directors Following the Distribution” and “Certain Relationships and Related Person Transactions—Material Agreements of TPL Corporation—Stockholders’ Agreement.” Such information is incorporated herein by reference.

In connection with the corporate reorganization, TPL Corporation entered into indemnification agreements with each of TPL Corporation’s non-employee directors (all such agreements, the “indemnification agreements”). The indemnification agreements are identical in form. A summary of the material terms of the indemnification agreements can be found in the Information Statement under the heading entitled “Certain Relationships and Related Person Transactions—Material Agreements of TPL Corporation—Indemnification Agreements.” The foregoing description of the indemnification agreements is qualified in its entirety by reference to such agreements, a form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Additionally, the Contribution Agreement provides certain indemnification rights to John R. Norris III and David E. Barry, for actions taken in their capacity as trustees of TPL Trust, and to each officer of TPL Trust, including Tyler Glover and Robert J. Packer, for actions taken in their capacity as legal agents and officers of TPL Trust. A summary of these indemnification rights can be found in the Information Statement under the heading entitled “Certain Relationships and Related Person Transactions—Material Agreements of TPL Corporation—Contribution Agreement.” Such summary is incorporated herein by reference.

Biographical information for each of the directors on the Board can be found in the Information Statement under the heading entitled “Directors—Board of Directors Following the Distribution.” Compensation information for the non-employee directors can be found in the Information Statement under the heading entitled “Executive and Director Compensation—Non-Employee Director Compensation.” Such information as found under both headings of the Information Statement is incorporated herein by reference.

Employment Agreements

Effective January 11, 2021, TPL Corporation amended and restated each of the employment agreements with Tyler Glover, its President and Chief Executive Officer, and Robert Packer, its Chief Financial Officer. A summary of the material terms of each of the amended and restated employment agreements can be found in the Information Statement under the heading entitled “Executive and Director Compensation—Employment Agreements.” The foregoing description of the amended and restated employment agreements is qualified in its entirety by reference to such agreements, copies of which are filed herewith as Exhibit 10.3 and 10.4 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

In connection with the corporate reorganization, TPL Corporation adopted the Amended and Restated Certificate of Incorporation of TPL Corporation (the “Amended and Restated Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware and became effective prior to the distribution on January 11, 2021. TPL Corporation also adopted the Amended and Restated Bylaws of TPL Corporation (the “Amended and Restated Bylaws”), which also became effective prior to the distribution as of January 11, 2021. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement, under the heading entitled “Description of TPL Corporation Capital Stock.” Such summaries are incorporated herein by reference.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are qualified in their entirety by reference to such documents, copies of which are filed herewith as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 7.01 Regulation FD

On January 11, 2021, TPL Corporation issued a press release announcing the completion of the corporate reorganization. A copy of the press release is attached hereto as Exhibit 99.1. The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Texas Pacific Land Corporation.
3.2	Amended and Restated Bylaws of Texas Pacific Land Corporation.
10.1	Contribution Agreement, dated January 11, 2021, by and between Texas Pacific Land Trust and Texas Pacific Land Corporation.
10.2	Form of Indemnification Agreement by and between Texas Pacific Land Corporation and individual directors.
10.3	Amended and Restated Employment Agreement, dated December 30, 2020, by and between Texas Pacific Land Corporation and Tyler Glover.
10.4	Amended and Restated Employment Agreement, dated December 30, 2020 by and between Texas Pacific Land Corporation and Robert Packer.
99.1	Press Release of Texas Pacific Land Corporation dated January 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, TPL Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: January 11, 2021	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
Senior Vice President, Secretary and General Counsel

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